UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 16, 2005

NII Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-26649	91-1671412

(Commission File Number)	(IRS Employer Identification No.)

10700 Parkridge Boulevard, Suite 600, Reston, Virginia	20191

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 16, 2005, the Brazilian National Communications Agency (“ANATEL”) published in the Official Gazette the amendments to the SME Regulations that, among other things, have the effect of treating Nextel Brazil on the same basis with respect to billing for use of other mobile networks as Nextel Brazil’s competitors currently have for use of other mobile networks. These regulations became effective immediately and NII Holdings, Inc. believes that such amendment will result in significant savings from the current billing regime from other mobile carriers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
Dated: May 17, 2005	By:	/s/ Robert J. Gilker
Robert J. Gilker
Vice President and General Counsel